FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): December 19, 1996

                           SECOM GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

                0-14299                        87-0410875
         (Commission File Number) (IRS Employer Identification Number)

                 26600 HEYN DRIVE, NOVI, MICHIGAN     48376-0705
             (Address of principal executive offices) (Zip Code)



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Item 5.  Other Information.

Effective December 19, 1996, the Company moved its corporate office to within Uniflow's principal offices located at 26600 Heyn Drive, Novi, Michigan 48376-0705. Previously, the Company's corporate office was in the Uniflow building at 46035 Grand River Avenue, Novi, Michigan. The Company's telephone number remains unchanged at 810-305-9410.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned hereunto duly authorized.

SECOM GENERAL CORPORATION
(Registrant)


By:  /s/ David J. Marczak           Dated: December 20, 1996
   ----------------------------
     David J. Marczak
     Chief Financial Officer